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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549



                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                  Date of Report March 1, 2000




                  DURAMED PHARMACEUTICALS, INC.
_________________________________________________________________
     (Exact name of registrant as specified in its charter)

        Delaware           0-15242              11-2590026
_________________________________________________________________
    (State or other      (Commission           (IRS Employer
     jurisdiction of      File Number)       Identification No.)
                                               incorporation)



7155 East Kemper Road, Cincinnati, Ohio  45249 (513) 731-9900
_________________________________________________________________
            (Address of principal executive offices)


            INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.   Other Events
          ____________

          The Company's press releases dated March 1, 2000 are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          _____________________________________________

          (a)  Financial Statements of Businesses Acquired.

               Not Applicable

          (b)  Pro Forma Financial Information.

               Not Applicable

          (c)  Exhibits.

               The following exhibits are filed with this Report on Form 8-K:

               Regulation S-K
                 Exhibit No.                  Exhibit
               ______________                 _______

                    99.1                Press release dated
                                        March 1, 2000 relating to
                                        Solvay Pharmaceuticals,
                                        Inc.

                    99.2                Press release dated March
                                        1, 2000 relating to
                                        preliminary financial
                                        results


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                           SIGNATURES
                           __________

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 7, 2000          DURAMED PHARMACEUTICALS, INC.



                              By:  /s/ Timothy J. Holt
                                   ______________________
                                   Timothy J. Holt
                                   Senior Vice President-Finance
                                   and Administration